As filed with the U.S. Securities and Exchange Commission on March 11, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23389

Ellington Income Opportunities Fund
(Exact name of registrant as specified in charter)

8000 Norman Center Drive, Ste 630
Minneapolis, MN 55437
(Address of principal executive offices) (Zip code)

John L. Sabre
8000 Norman Center Drive, Ste 630
Minneapolis, MN 55437
 (Name and address of agent for service)

855-819-5390
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

December 31, 2020

Ellington Income Opportunities Fund
TABLE OF CONTENTS

Ellington Income Opportunities Fund
SHAREHOLDER LETTER (Unaudited)

December 31, 2020

Dear Shareholder,

We are pleased to present the annual report for the Ellington Income Opportunities Fund (the “Fund”). The Fund’s Class M share generated a net return of -3.56% and a 12-month distribution rate of 6.40% for the year ended December 31, 20201. Since its November 13, 2018 inception, the Class M share has an annualized return of 2.28%.

The Ellington Income Opportunities Fund invests opportunistically across Ellington’s global credit platform to provide investors with exposure to structured credit and other non-traditional credit sectors. Within the structured credit universe, the Fund targets legacy, floating-rate, asset-backed securities which are not broadly correlated to credit markets and rates. Target sectors include pre-crisis non-agency RMBS, secondary CLOs, and CMBS securities. In addition to liquid structured credit, the Fund’s quarterly liquidity profile allows the Fund to provide access to niche opportunistic credit strategies not widely available in the registered fund space. Within this portion of the portfolio, we target sectors where post-crisis regulation limits bank competition and where opportunities are not sufficiently scalable to attract large investment managers. The Fund seeks total return through both current income and capital gains.

In what was perhaps one of the most volatile periods in financial history, the markets were rocked by the global outbreak of COVID-19, which shuttered economies across the world. Equity markets plunged in the first quarter of 2020 while interest rates rallied to all-time lows as investors rushed to safe havens. The yield on the ten-year U.S. Treasury note dropped below 0.50% and, at one point, the entire U.S. yield curve fell below 1.00%. While no corner of the credit market was spared from widening spreads, structured credit assets underperformed other asset classes during the drawdown as a perfect storm of events led to a liquidity crunch, causing even the highest quality investment grade structured credit assets to trade at double-digit yields. We feel confident that the extraordinary spread widening of March and April was driven mainly by technical factors, such as the unwinding of several levered REITs and hedge funds. In fact, we believe that the unwind of these players has acted as a form of “reset”, creating a safer market on a going-forward basis as leverage has been greatly reduced throughout the market.

Financial markets rebounded sharply in response to the Federal Reserve’s swift and aggressive policy response, a multi-pronged stimulus effort involving both asset purchases and lending facilities that drove most asset prices higher. Initially concentrated in sectors directly targeted by the Fed’s intervention, the recovery eventually seeped into adjacent markets as investors were forced to extend out on the risk spectrum in a search for yield. As a result, we observed one of the most astounding market recoveries in history, all while the COVID pandemic continued to actively reshape the global economy.

While the sharp decline in interest rates during 2020 was a tailwind for many credit indices, the Fund is managed in a manner that seeks to reduce interest rate risk, which led to relative underperformance compared to those with greater exposure to rate moves. With the policy rate now anchored at zero and with potential inflationary pressures on the horizon, it is unclear whether rates can continue to provide a tailwind for fixed income investors. Given the coordination of extensive fiscal and monetary stimulus, and in light of recent comments by Federal Reserve members about average inflation targeting, fixed income investors face the risk that the long duration component of their portfolios may face headwinds in the year ahead. Structured credit assets stand out as one of the best available options for fixed income investors to diversify away from long duration exposure in fixed income portfolios. We are excited about the Fund’s ability to

1 Distribution rates are not performance and are calculated by summing the quarterly distributions per share over the prior four quarters and dividing by the NAV as of the latest quarter end.

Ellington Income Opportunities Fund
SHAREHOLDER LETTER (Unaudited)(continued)

December 31, 2020

continue aggregating niche, less-scalable opportunistic credit strategies as we seek to add substantial alpha to the overall portfolio.

Thank you for your investment in and support of the Fund.

PERFORMANCE2 as of December 31, 2020

	1 Month	QTD	YTD	1 Year	Since Inception[3]
Class M (EIOMX)	1.44%	3.20%	-3.56%	-3.56%	2.28%
BBgBarc US Corp HY	1.88%	6.45%	7.11%	7.11%	9.05%
S&P/LSTA Leveraged Loan	1.35%	3.81%	3.12%	3.12%	4.30%

2 The performance data quoted here represents past performance. Beginning November 13, 2018, the Fund was offered through a confidential private placement memorandum and became registered under the Investment Company Act of 1940. On June 10, 2019, the Fund became registered under the Securities and Exchange Act of 1933. The performance history is net of all fees (including a monthly advisory fee of 1.85% per annum) and expenses and reflects the reinvestment of dividends and investment income. Depending on an investor’s investment date, holding period, and other factors, an investor may have an overall performance that underperforms or outperforms that reflected above. Investment return and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Past performance is no guarantee of future results.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads, and interest payments. Investors cannot invest directly in an index.

3 The Fund commenced operations on November 13, 2018. Since Inception returns are presented on an annualized basis.

Ellington Income Opportunities Fund
ALLOCATION OF PORTFOLIO ASSETS(1) (Unaudited)

December 31, 2020

(Expressed as a Percentage of Total Investments)

Short-Term Investments - Investment Companies, 9.72%
Tax Liens, 2.61%
Collateral Loan Obligations, 30.75%
Preferred Stocks, 6.98%
Corporate and Other Finance, 4.06%
Commercial Mortgage-Backed Securities, 10.55%
Residential Mortgage-Backed Securities, 35.33%

(1) Fund holdings are subject to change and there is no assurance that the Fund will continue to hold any particular security.

Please see the Schedule of Investments for a detailed listing of the Fund's holdings.

See Accompanying Notes to the Financial Statements.

Ellington Income Opportunities Fund
SCHEDULE OF INVESTMENTS
December 31, 2020

Current Principal Amount/ Shares	Description	Rate (2)	Maturity	Percentage of Net Assets	Fair Value

Collateral Loan Obligations (41.43%) (1)
$500,000	Black Diamond CLO (3 Month LIBOR USD + 5.30%, 0.00% Floor) (4)(5)	5.52%	10/17/2026	1.65%	$475,416
600,000	Cutwater Ltd Series 2014-2A (3 Month LIBOR USD + 3.75%, 0.00% Floor) (4)(5)	3.99%	01/15/2027	2.00%	578,198
650,000	Grand Avenue CRE Series 2019-FL1 (1 Month LIBOR USB + 2.80%, 0.00% Floor) (4)	2.96%	06/15/2037	2.20%	633,893
1,100,000	Halcyon Loan Advisors Series 2015 -2A (3 Month LIBOR USD + 3.10%, 0.00% Floor)	3.31%	07/25/2027	3.55%	1,025,628
1,000,000	JFIN CLO Series 2014-1A (3 Month LIBOR USD + 3.65%, 0.00% Floor) (4)(5)	3.87%	04/21/2025	3.34%	964,035
1,400,000	JFIN CLO Series 2014-2A (3 Month LIBOR USD + 3.25%, 0.00% Floor) (4)(5)	3.47%	07/20/2026	4.64%	1,339,640
560,000	JFIN CLO Series 2015-1A (3 Month LIBOR USD + 2.65%, 0.00% Floor) (4)	2.87%	03/15/2026	1.79%	517,539
300,000	KREF 2018 FL1 (1 Month LIBOR + 2.55%, 2.55% Floor) (4)(5)	2.70%	06/15/2036	1.03%	296,495
1,250,000	Madison Park Funding Ltd Series 14-12A Class E (3 Month LIBOR USD + 5.10%, 0.00% Floor) (4)	5.32%	07/20/2026	4.18%	1,206,695
5,000,000	Neuberger Berman CLO Series 2019-35A(4)(6)	3.64%	01/19/2033	3.98%	1,148,135
1,000,000	NLY Commercial Mortgage Trust Series 19-FL2 Class B (1 Month LIBOR USD + 1.90%, 1.90% Floor) (4)(5)	2.06%	02/15/2036	3.41%	985,123
876,356	Ocean Trails CLO Series 2013-4A (3 Month LIBOR USD + 5.90%) (4)(5)	6.12%	08/13/2025	2.65%	764,162
1,010,000	TICP CLO (3 Month LIBOR USD + 2.95%, 2.95% Floor) (4)(5)(6)	3.17%	04/20/2028	3.38%	977,178
1,050,000	Zais CLO 5 Ltd Series 16-2A Class A2 (3 Month LIBOR USD + 2.40%, 0.00% Floor)	2.64%	10/15/2028	3.63%	1,049,173
Total Collateralized Loan Obligation (Cost $12,525,575)					11,961,310

Commercial Mortgage-Backed Securities (14.21%) (1)
12,441,000	Bank 2019 - BN21 XF (4)	0.93%	10/17/2052	2.71%	783,323
7,900,000	Bank 2019 - BN23 XF (4)	0.76%	12/15/2052	1.57%	453,602
5,343,000	BENCHMARK Mortgage Trust Series 2020-B16 (4)(6)	1.09%	02/15/2053	1.49%	430,218
800,000	PFP Ltd. 2019-5 Class D (5)	2.80%	04/14/2036	2.63%	758,908
10,137,929	SBA Confirmation of Originator Fee Certificates (6)(8)	2.56%	08/15/2044	3.62%	1,045,971
677,822	VMS 2019 - FL3 D (1 Month LIBOR USD + 2.65%, 2.65% Floor) (4)	2.80%	09/15/2036	2.18%	630,537
Total Commercial Mortgage-Backed Securities (Cost $4,280,141)					4,102,559

Corporate and Other Finance (5.48%) (1)
806,927	Gacovino Litigation Financing (6)(7)(9)	20.00%	07/31/2022	2.79%	806,927
768,750	Hawaiian Airlines 20-1B (4)(5)	11.25%	09/15/2025	2.68%	773,829
Total Corporate and Other Finance (Cost $1,575,677)					1,580,756

Tax Liens (3.52%) (1)
1,015,533	Tax Lien 16-21-308-018-0000 (6)	9.60%	09/01/2022	3.52%	1,015,533
Total Tax Liens (Cost $1,015,533)					1,015,533

Residential Mortgage-Backed Securities (47.59%) (1)
1,162,000	AMSR Mortgage Trust 2020-SFR3 Class H (5)	6.50%	09/17/2037	4.14%	1,197,405
1,000,000	AMSR Mortgage Trust 2020-SFR3 Class I (5)	7.38%	09/17/2037	3.42%	990,361
310,000	AMSR Mortgage Trust 2020-SFR5 Class G (5)	4.11%	11/17/2037	1.05%	302,918
211,897	Banc of America Alternative Loan Mortgage (6)	5.50%	10/25/2035	0.67%	197,635
436,652	Banc of America Funding Corporation Series 2008-R4 (1 Month LIBOR + 0.45%, 0.45% Floor, 7.00% Cap) (4)(5)(6)	0.60%	07/25/2037	0.94%	271,212
759,876	Bear Stearns Alt-A Trust Series 2005-10 (5)	2.76%	01/25/2036	2.31%	665,940
303,373	Bear Stearns Mortgage Funding Series 2007-AR1 (1 Month LIBOR + 0.20%, 0.20% Floor, 11.50% Cap) (3)(6)	0.35%	02/25/2037	1.04%	299,453
150,981	Chase Mortgage Finance Corporation Series 2006-A1 (6)	3.26%	09/25/2036	0.46%	133,724
245,993	Countrywide Alternative Loan Trust Series 2004-28CB (6)	5.75%	01/25/2035	0.84%	241,305
486,473	Countrywide Alternative Loan Trust Series 2005-49CB (6)	5.50%	11/25/2035	1.14%	329,200
281,614	Countrywide Alternative Loan Trust Series 2006-OA17 (Cost of Funds for the 11th District of San Francisco + 1.50%, 1.50% Floor) (5)	2.00%	12/20/2046	0.82%	236,036
94,692	Countrywide Alternative Loan Trust Series 2006-6CB (6)	5.50%	05/25/2036	0.30%	90,677
251,698	Countrywide Alternative Loan Trust Series 2006-J5	6.50%	09/25/2036	0.52%	150,468
369,383	Countrywide Home Loan Series 2002-19 (6)	6.25%	11/25/2032	1.25%	361,766
401,595	Countrywide Home Loan Series 2003-53	2.68%	02/19/2034	1.00%	287,482
94,115	Countrywide Home Loan Series 2006-J2 (6)	6.00%	04/25/2036	0.27%	78,719
124,823	Countrywide Home Loan Series 2003-49 (6)	2.74%	12/19/2033	0.43%	122,942
837,879	Countrywide Home Loan Series 2004-18 (5)(6)	6.00%	10/25/2034	2.36%	681,337
358,932	Countrywide Home Loan Series 2005-28 (6)	5.25%	11/25/2023	1.01%	290,809

See Accompanying Notes to the Financial Statements.

Ellington Income Opportunities Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020
Current Principal Amount/ Shares	Description	Rate	Maturity	Percentage of Net Assets	Fair Value

$494,680	Countrywide Alternative Loan Series 2007-OA2 (1 Month LIBOR USD +0.84%, 0.84% Floor)(6)	1.45%	03/25/2047	1.39%	$401,974
218,699	Credit Suisse Mortgage Trust Series 2006 1	5.50%	02/25/2036	0.74%	212,886
289,560	Delta Funding Home Equity Loan Series 2000-2 M2 (3)(6)	8.86%	08/15/2030	0.85%	245,814
10,708	Deutsche Mortgage Securities, Inc. Series 2004-4 (1 Month LIBOR + 0.35%, 0.35%	0.50%	06/25/2034	0.03%	9,358
155,601	First Horizon Alternative Mortgage Securities 2004 AA3 (6)	2.44%	09/25/2034	0.39%	113,250
1,000,000	GPMT Ltd 2019-FL2 Class D	3.10%	02/22/2036	3.33%	960,314
67,309	HarborView Mortgage Loan Trust Series 2003-2	3.90%	10/19/2033	0.23%	65,233
10,083	HarborView Mortgage Loan Trust Series 2004-2 (1 Month LIBOR + 0.52%, 0.52%	0.67%	06/19/2034	0.03%	9,828
16,155	HarborView Mortgage Loan Trust Series 2004-9 (6)	3.01%	12/19/2034	0.05%	14,336
446,072	Harborview Mortgage Loan TRUST C M O SER 2005 7 CL 1A1 (6)	2.35%	06/19/2045	0.96%	276,201
87,788	IndyMac INDX Mortgage Loan Trust 2004 AR12 (1 Month LIBOR + 0.78%, 0.78%	0.93%	12/25/2034	0.27%	77,632
265,061	IndyMac INDX Mortgage Loan Trust Series 2006-AR25	2.80%	09/25/2036	0.89%	255,730
55,283	IndyMac INDX Mortgage Loan Trust 2006-AR2 (1 Month LIBOR + 0.21%, 0.21%	0.57%	02/25/2046	0.16%	45,034
1,857	IndyMac INDX Mortgage Loan Trust Series 2006-AR25 (6)	3.11%	09/25/2036	0.01%	1,901
35,981	JP Morgan Mortgage Trust Series 2006-A1 (6)	2.51%	02/25/2036	0.12%	33,637
206,355	JP Morgan Mortgage Trust Series 2007-A4 (5)	3.41%	06/25/2037	0.68%	196,839
42,479	MASTR Asset Securitization Trust 2006-1 (6)	5.75%	05/25/2036	0.13%	36,585
497,098	Nomura Asset Acceptance Corporation	5.89%	05/25/2036	0.58%	167,999
274,290	Nomura Asset Acceptance Corporation (6)	5.52%	01/25/2036	0.46%	132,950
83,259	Prime Mortgage Trust Series 2003-3 (4)	6.06%	01/25/2034	0.16%	45,991
366,551	Prime Mortgage Trust Series 2006-1 (6)	6.25%	06/25/2036	1.09%	313,774
413,301	Residential Asset Securitization Trust (6)	5.60%	02/25/2034	1.39%	399,988
18,153	Residential Funding Mortgage Securities I Series 2005-SA1 (6)	4.48%	03/25/2035	0.04%	10,129
178,034	Structured Adjustable Rate Mortgage Loan Trust 2005-22 (6)	3.23%	12/25/2035	0.60%	172,349
110,802	Structured Asset Securities Corporation 2003-9A	2.60%	03/25/2033	0.11%	31,643
113,037	Terwin Mortgage Trust (1 Month LIBOR USD +1.05%, 1.05% Floor)(6)	1.20%	11/25/2033	0.37%	107,661
1,170,000	TPG Real Estate Finance 2019-FL3 Class D (5)	2.60%	10/15/2034	3.91%	1,129,204
227,976	Wachovia Mortgage Loan Trust Series 2005-A (6)	3.00%	08/20/2035	0.75%	215,871
150,947	WAMU Mortgage Pass Through C M O SER 2002 AR12 CL B1	2.33%	10/25/2032	0.51%	146,033
534,795	Washington Mutual Mortgage Payment 2005-5A5 (6)	0.75%	06/25/2036	1.41%	407,581
451,698	Wells Fargo Alternative Loan Trust 2007-PA4 (6)	3.35%	07/25/2037	1.43%	416,617
162,394	Wells Fargo Alternative Loan Trust 2007-PA3 (6)	6.00%	07/25/2037	0.54%	155,762
Total Residential Mortgage-Backed Securities (Cost $13,856,274)					13,739,493

Preferred Stocks (9.40%) (1)
15,517	AGNC Investment Corp, Class B, Series D	6.88%		1.34%	385,908
74	AGNC Investment Corp, Class B, Series E	6.50%		0.01%	1,829
20,978	AGNC Investment Corp, Class B, Series F	6.13%		1.74%	501,164
490	AGNC Investment Corp, Class X, Series X	7.00%		0.03%	12,490
19,408	Annaly Capital Management, Class B	6.50%		1.66%	478,019
2,400	Armour Residential REIT, Class B	7.00%		0.19%	58,920
12,373	MFA Financial Inc., Class B	6.50%		0.90%	258,843
18,805	New Residential Inv Corp, Class B	6.38%		1.38%	399,230
6,575	New York Mortgage Trust, Series C	7.88%		0.52%	150,568
1,144	New York Mortgage Trust, Series B	7.88%		0.09%	25,317
4,000	Pennymac Mtge Investment, Class B	8.00%		0.35%	100,000
10,472	Two Harbors Investment Corporation, Class B	7.25%		0.83%	239,285
4,282	Two Harbors Investment Corporation, Class B	7.63%		0.35%	102,297
Total Preferred Stocks (Cost $2,817,312)					2,713,870

Short-Term Investments - Investment Companies (13.10%) (1)
3,781,406	First American Government Obligation - Class X	0.04%		13.10%	3,781,406
Total Short-Term Investments - Investment Companies (Cost $3,781,406)					3,781,406

Total Investments (134.72%) (1) (Cost $39,851,918)					38,894,927
Other Liabilities in Excess of Assets (-34.72%) (1)					(10,023,234)
Total Net Assets Applicable to Unitholders (100.00%) (1)					$28,871,693

See Accompanying Notes to the Financial Statements.

Ellington Income Opportunities Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2020

(1) Percentages are stated as a percent of net assets.
(2) Rate reported is the current yield as of December 31, 2020.
(3) Step-up bond that pays an initial spread for the first period and then a higher spread for the following periods. Spread shown is as of period end.

(4) 144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2020, these securities amounted to $15,357,132 or 53.19% of net assets.
(5) Collateral or partial collateral for securities sold subject to repurchase. As of December 31, 2020, these securities amounted to $15,659,037 or 54.24% of net assets.
(6) Security is categorized as Level 3 per the Fund’s fair value hierarchy. As of December 31, 2020, these securities amounted to $12,043,341 or 41.71% of net assets.
(7) The Fund has made $690,000 of capital commitments, excluding capitalized interest, to fund its litigation financing, of which $9,091 remains unfunded as of December 31, 2020. This capital commitment are drawn down at the discretion of managing member of the loan syndicate in accordance with the terms of the governing documents.
(8) This security represents a basket of interest only strips. This rate disclosed is the weighted average rate on the basket. The maturity shown is the earliest maturity of the underlying strips. Additional information on the underlying strips of the basket are disclosed and can be found within the Note 7 to the financial statements.
(9) This security interest payments are payment-in-kind in lieu of cash.

See Accompanying Notes to the Financial Statements.

Ellington Income Opportunities Fund
STATEMENT OF ASSETS & LIABILITIES

December 31, 2020

Assets
Investments at fair value ($39,851,918 cost)	$38,894,927
Deposits at Broker	41,410
Interest receivable	470,755
Dividend receivable	18,594
Other assets	21,322
Total assets	39,447,008

Liabilities
Reverse repurchase agreements	10,344,000
Accrued expenses	191,166
Payable to Adviser, net of waiver	20,067
Accrued interest expense	13,220
Payable for investments purchased	6,862
Total liabilities	10,575,315
Net assets	$28,871,693

Net Assets Consisting of
Paid-in capital	$31,792,673
Total accumulated losses	(2,920,980)
Net assets	$28,871,693

Class A
Net Assets	$138,463
Shares outstanding, unlimited shares authorized	14,808
Net Asset Value per Share	$9.35
Maximum Offering Price	$9.89

Class M
Net Assets	$28,733,230
Shares outstanding, unlimited shares authorized	3,106,612
Net Asset Value per Share	$9.25

See Accompanying Notes to the Financial Statements.

Ellington Income Opportunities Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

Investment Income
Interest income	$2,211,693
Dividend income	169,342
Total Investment Income	2,381,035
Expenses
Management fees	557,179
Administrator fees	206,227
Professional fees	91,910
Transfer agent fees	96,041
Interest expense	89,881
Registration fees	79,194
Trustees’ fees	53,972
Sub-accounting transfer agency fees	51,708
Compliance fees	51,400
Insurance expense	33,742
Research and trade expenses	6,111
Custodian fees and expenses	12,334
Shareholder reporting expense	11,825
Shareholder servicing fees - Class A	334
Other expenses	17,190
Total Expenses	1,359,048
Less: fees waived/expenses reimbursed by Adviser	(599,596)
Net Expenses	759,452
Net Investment Income/(Loss)	1,621,583

Realized and Change in Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on:
Investments	(491,896)
Swap contracts	(1,144,057)
Net realized gain/(loss)	(1,635,953)
Net change in unrealized appreciation/(depreciation) of:
Investments	(1,096,622)
Swap contracts	(81,816)
Net unrealized appreciation/(depreciation)	(1,178,438)
Net Realized and Change in Unrealized Gain/(Loss) on Investments	(2,814,391)

Increase/(Decrease) in Net Assets Resulting from Operations	$(1,192,808)

See Accompanying Notes to the Financial Statements.

Ellington Income Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
From Operations
Net investment income/(loss)	$1,621,583	$1,066,558
Net realized gain/(loss)	(1,635,953)	132,876
Net change in unrealized appreciation/(depreciation) on investments	(1,178,438)	288,581
Net increase/(decrease) in net assets resulting from operations	(1,192,808)	1,488,015
Distributions and Dividends to Shareholders
From distributable earnings	(1,883,382)	(1,294,958)
Total distributions and dividends to common shareholders	(1,883,382)	(1,294,958)
Capital Share Transactions(1)
Proceeds from Class A shareholder subscriptions	—	144,347
Class A distribution reinvestments	7,510	2,101
Payments for Class A redemptions	—	—
Proceeds from Class M shareholder subscriptions	11,452,430	14,375,779
Class M distribution reinvestments	507,427	410,814
Payments for Class M redemptions	(6,348,221)	(21)
Net increase/(decrease) in net assets from capital share transactions	5,619,146	14,933,020
Total increase/(decrease) in net assets	2,542,956	15,126,077
Net Assets
Beginning of fiscal period	26,328,737	11,202,660
End of fiscal period	$28,871,693	$26,328,737

(1)       For shareholder transaction activity, please see Note 8.

See Accompanying Notes to the Financial Statements.

Ellington Income Opportunities Fund
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2020

Cash Flows From Operating Activities
Increase/(decrease) in Net Assets Resulting from Operations	$(1,192,808)
Adjustments to reconcile increase/(decrease) in net assets resulting from operations to net cash used in operating activities:
Net realized (gain)/loss on investments	1,635,953
Net change in unrealized apperciation/depreciation of investments	1,178,438
Purchases of investments in securities	(23,445,515)
Proceeds from sales of investments in securities	9,897,389
Net payments related to swap contracts	(1,096,757)
Amortization and accretion on investments	77,819
Payment-in-kind interest	(103,356)
Changes in operating assets and liabilities:
Deposits at broker	52,979
Receivable for investments sold	14,900
Interest receivable	(205,971)
Dividends receivable	(18,594)
Due to/from from Adviser, net of waiver	151,121
Other assets	(7,915)
Payable for investments purchased	6,862
Accrued interest expense	9,803
Accrued expenses	101,403
Net cash used in operating activities	(12,944,249)
Cash Flows From Financing Activities
Proceeds from reverse repurchase agreements	8,725,000
Proceeds from issuance of shares, net of change in receivable for fund shares sold	11,935,915
Payments for redemptions of shares	(6,348,221)
Distributions paid, net of reinvestments	(1,368,445)
Net cash provided by financing activities	12,944,249
Net Increase/(Decrease) in Cash	—

Cash:
Beginning of fiscal period	—
End of fiscal period	$—

Supplemental Disclosure of Cash Flow and Non-Cash Information
Non-cash financing activities not included herein consist of distribution reinvestments	$514,937

See Accompanying Notes to the Financial Statements.

Ellington Income Opportunities Fund
FINANCIAL HIGHLIGHTS - Class A
	For the Year Ended December 31, 2020		For the Period Ended December 31, 2019 (1)
Per Share Data (2)
Net Asset Value, beginning of fiscal period	$10.33		$10.47
Activity from Investment Operations:
Net investment income/(loss)	0.45		(0.04)
Net realized and unrealized gain/(loss) on investments	(0.90)		0.05
Total increase from investment operations	(0.45)		0.01
Less Distributions and Dividends to Unitholders:
Net investment income	(0.53)		(0.05)
Net realized gain/loss	—		(0.10)
Total distributions and dividends to shareholders	(0.53)		(0.15)
Net Asset Value, end of fiscal period	$9.35		$10.33
Total Return (2)	(4.20	)%(3)	0.12%
Supplemental Data and Ratios
Net assets, end of fiscal period (in 000s)	$138		$144
Ratio of expenses to average net assets before waiver	4.69%		5.68	%(4)
Ratio of expenses to average net assets after waiver	3.09%		3.27	%(4)
Ratio of net investment income (loss) to average net assets before waiver	3.09%		1.73	%(4)
Ratio of net investment income (loss) to average net assets after waiver	4.69%		4.14	%(4)
Portfolio turnover rate	34.71%		64.79	%(3)

(1)	Class A commenced operations on December 17, 2019.
(2)	Information presented relates to a unit outstanding for the period presented and assumes the reinvestment of dividends and capital gain distributions. Had the adviser not waived a portion of fees, total returns would have been lower.
(3)	Not annualized.
(4)	All income and expenses are annualized for periods less than one full year with the exception of organizational costs.

See Accompanying Notes to the Financial Statements.

Ellington Income Opportunities Fund
FINANCIAL HIGHLIGHTS - Class M
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019		For the Period Ended December 31, 2018 (1)
Per Share Data (2)
Net Asset Value, beginning of fiscal period	$10.23	$9.97		$10.00
Activity from Investment Operations:
Net investment income/(loss)	0.50	0.54		0.05
Net realized and unrealized gain/(loss) on investments	(0.89)	0.36		(0.04)
Total increase from investment operations	(0.39)	0.90		0.01
Less Distributions and Dividends to Unitholders:
Net investment income	(0.59)	(0.54)		(0.04)
Net realized gain/loss	—	(0.10)		—
Total distributions and dividends to shareholders	(0.59)	(0.64)		(0.04)
Net Asset Value, end of fiscal period	$9.25	$10.23		$9.97
Total Return (2)	(3.56)%	9.16	%(3)	0.06	%(3)
Supplemental Data and Ratios
Net assets, end of fiscal period (in 000s)	$28,733	$26,184		$11,203
Ratio of expenses to average net assets before waiver	4.51%	6.50%		10.07	%(4)
Ratio of expenses to average net assets after waiver	2.51%	2.62%		2.20	%(4)
Ratio of net investment income (loss) to average net assets before waiver	3.39%	2.04%		(4.32	)%(4)
Ratio of net investment income (loss) to average net assets after waiver	5.39%	5.92%		3.55	%(4)
Portfolio turnover rate	34.71%	64.79%		5.18	%(3)

(1)	Class M commenced operations on November 13, 2018.
(2)	Information presented relates to a unit outstanding for the period presented and assumes the reinvestment of dividends and capital gain distributions. Had the adviser not waived a portion of fees, total returns would have been lower.
(3)	Not annualized.
(4)	All income and expenses are annualized for periods less than one full year with the exception of organizational costs.

See Accompanying Notes to the Financial Statements.

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS

December 31, 2020

1.	ORGANIZATION

Ellington Income Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, closed-end management company, and it is non-diversified. The Fund is an interval fund that offers to make quarterly repurchases of shares at the net asset value (“NAV”) of Class A shares, Class C shares, Class I shares, and Class M shares. The Fund offers four classes of shares: Class A, Class C, Class I, and Class M. Class A shares are offered at NAV plus a maximum sales charge of 5.75%. Class C, I, and M are offered at NAV. Currently the Fund has two classes of shares operational: Class A and Class M.

Princeton Fund Advisors, LLC (the “Adviser”) serves as the Fund’s investment adviser. Ellington Global Asset Management, LLC (the “Sub-Adviser” or “Ellington”) serves as the Fund’s investment sub-adviser. The Fund’s investment objective is to seek total return, including capital gains and current income.

The Fund is organized as a statutory trust under the laws of the State of Delaware. The Fund’s Class M shares commenced operations on November 13, 2018 and the Fund’s Class A shares commenced operations on December 17, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies including FASB Accounting Standards Update (“ASU”) 2013-08. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material to the financial statements.

The following is a summary of the significant accounting policies followed by the Fund:

(A) Investments: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The investments valuation methodologies are discussed further in Note 3.

(B) Investment Transactions, Investment Income and Expense Recognition: Investment transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated based on identified cost. Principal write-offs are treated as realized losses. Interest income is recorded as earned unless ultimate collection is in doubt. Generally, the Fund accretes market discounts and amortizes market premiums on debt securities using the effective yield method. Accretion of market discount and amortization of market premiums requires the use of a significant amount of judgment and the application of several assumptions including, but not limited to, prepayment assumptions and default rate assumptions. Swap contracts are valued using the market-standard sources and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price. Expenses that are directly attributable to the Fund (the “Fund Expenses”) consist of permitted expenses determined in accordance with the terms of the governing documents. Fund Expenses are charged when incurred. Fund Expenses include, but are not limited to, operational expenses and other expenses associated with the operation of the Fund. The Fund’s expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020

(C) Cash: Cash and cash equivalents include cash. Cash is maintained at U.S. Bank National Association, a member of FDIC. Balances might exceed federally insured limits.

(D) Income Taxes: The Fund has elected to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its net capital gain. The Fund intends to distribute at least annually all or substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates. The Fund’s 2020, 2019, and 2018 tax filings are still open for examination.

Management has reviewed the Fund’s tax positions for all open tax years and has concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken in the future tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

(E) Distributions to Shareholders: Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(F) Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

3.	VALUATION

The following is a description of the valuation methodologies used for the Fund’s financial instruments. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 valuation methodologies include the observation of quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 valuation methodologies include the observation of (i) quoted prices for similar assets or liabilities in active markets, (ii) inputs other than quoted prices that are observable for the asset or liability (for example, interest rates and yield curves) in active markets and (iii) quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3 fair value methodologies include (i) the solicitation of valuations from third parties (typically, broker-dealers), (ii) the use of proprietary models that require the use of a significant amount of judgment and the application of various assumptions including, but not limited to, prepayment assumptions and default rate assumptions, and (iii) the assessment of observable or reported recent trading activity. The Fund utilizes such information to assign a good faith fair value (the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction at the valuation date) to each such financial instrument.

The Adviser seeks to obtain at least one third-party indicative valuation for each instrument and obtains multiple indicative valuations when available. Third-party valuation providers often utilize proprietary models that are highly subjective and also require the use of a significant amount of judgment and the application of various assumptions including, but not limited to, prepayment and default rate assumptions. The Adviser has been able to obtain third-party indicative valuations on the vast majority of the Fund’s investments and expects to continue to solicit third-party valuations on substantially all investments in the future to the extent practical. The Adviser generally values each financial instrument using a third-party valuation received. However, such third-party valuations are not binding, and while the Adviser generally does not adjust such

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020

valuations, the Adviser may challenge or reject a valuation when, based on validation criteria, the Adviser determines that such valuation is unreasonable or erroneous. Furthermore, the Adviser may determine, based on validation criteria, that for a given instrument the third-party valuations received does not result in what the Adviser believes to be fair value, and in such circumstances the Adviser may override the third-party valuation with their own good faith valuation. The validation criteria include the use of the Adviser’s own models, recent trading activity in the same or similar instruments, and valuations received from third parties.

The Adviser’s valuation process, including the application of validation criteria, is overseen and periodically reviewed by the Fund’s valuation committee. Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the financial instruments existed, and the differences could be material to the financial statements.

The table below reflects the value of the Fund’s Level 1, Level 2 and Level 3 financial instruments measured at fair value as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total

Investment
Collateralized Loan Obligations	$—	$9,835,997	$2,125,313	$11,961,310
Commercial Mortgage-Backed Securities	—	2,626,370	1,476,189	4,102,559
Corporate and Other Finance	—	773,829	806,927	1,580,756
Tax Liens	—	—	1,015,533	1,015,533
Residential Mortgage-Backed Securities	—	7,120,114	6,619,379	13,739,493
Preferred Stocks	2,713,870	—	—	2,713,870
Short-Term Investments	3,781,406	—	—	3,781,406
Total Investments	$6,495,276	$20,356,310	$12,043,341	$38,894,927

The Fund generally uses prices provided by an independent pricing service, broker, or agent bank, which provide non-binding indicative prices on or near the valuation date as the primary basis for fair value determinations for certain instruments. The independent pricing services typically value such securities based on one or more inputs, including but not limited to benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities, and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, mortgage-backed and asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements, and specific deal information. These values are non-binding and may not be determinative of fair value. Values are evaluated during the Fund’s valuation process by management in conjunction with additional information about the instrument, similar instruments, market indicators and other information.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description
Balance as of December 31, 2019	$3,075,577
Purchases	181,201
Payment-in-kind distribution received	103,356
Sales proceeds and paydowns	(500,000)
Realized gain / (loss)	—
Change in unrealized gain / (loss)	8,297
Transfers into / (out of) Level 3	9,174,910
Ending Balance – December 31, 2020	$12,043,341
Change in unrealized appreciation / (depreciation) during the year for Level 3 investments held at December 31, 2019	$8,297

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020

The following table presents information about unobservable inputs related to the Fund’s categories of Level 3 investments as of December 31, 2020:

Security	Fair Value at 12/31/2020	Valuation Methodology	Unobservable Inputs	Input Value / Range	Weighted Average
Collateralized Loan	$764,162	Dealer Marked with	Odd Lot Sizing	0.06% -	0.24%
Obligation		Odd Lot Sizing	Adjustment	0.40%
		Adjustment
Commercial Mortgage-	$1,045,971	Discounted Cash	Option Adjusted	5.00% –	5.00%
Backed Securities		Flows	Spread	5.00%
			Prepay Rate	6.21% -	14.39%
				21.78%
			Default Rate	1.18% -	1.89%
				2.78%
	$430,218	Dealer Marked with	Odd Lot Sizing	0.82% -	0.82%
		Odd Lot Sizing	Adjustment	0.82%
		Adjustment
Residential Mortgage-	$6,506,129	Dealer Marked with	Odd Lot Sizing	0.18% -	2.55%
Backed Securities		Odd Lot Sizing	Adjustment	3.00%
		Adjustment
	$113,250	Discounted Cash	Yield	6.52%	6.52%
		Flows

A change in unobserved inputs might result in significantly higher or lower fair value measurement as of December 31, 2020. Certain of the Fund’s Level 3 investments have been valued using unadjusted inputs that have not been internally developed by the Fund, including third-party transaction and quotations. As a result, fair value assets of $2,596,289 have been excluded from the proceeding table.

4.	RELATED PARTY AGREEMENTS AND FEES

The Adviser serves as the investment adviser to the Fund. Under the terms of the management agreement between the Fund and the Adviser dated October 17, 2018 (the “Agreement”), the Adviser, subject to the oversight of the Board of Trustees (the “Board”), provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. As compensation for its management services, the Fund agrees to pay to the Adviser a monthly fee at the annual rate of 1.85% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund incurred $557,179 in management fees under this Agreement.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Adviser has agreed, until at least April 30, 2021, to waive its management fees and to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expense, and any fees and expenses incurred in connection with credit facilities, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses), to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 2.85%, 3.60%, 2.60%, and 2.20% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, and Class M shares, respectively. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board, on 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2020

repayment by the Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if (after taking the repayment into account) the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or at the time of the reimbursement payment. The Adviser’s waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Fiscal Year Incurred	Amount Waived	Amount Recouped	Amount Subject to Potential Reimbursement	Expiration Date

December 31, 2018	$185,928	$—	$185,928	December 31, 2021
December 31, 2019	$698,064	$—	$698,064	December 31, 2022
December 31, 2020	$599,596	$—	$599,596	December 31, 2023

The Adviser engaged Ellington, an investment adviser registered with the U.S. Securities & Exchange Commission, to serve as the Fund’s sub-adviser pursuant to a Subadvisory Agreement dated October 17, 2018 between Ellington and the Adviser (the “Subadvisory Agreement”). Under the terms of the Subadvisory Agreement, the Sub-Adviser is paid directly by the Adviser.

Under Administration, Fund Accounting and Transfer Agent Servicing Agreements between the Fund and U.S. Bancorp Fund Services, LLC doing business as U.S. Bancorp Global Fund Services, LLC (“Global Fund Services”), Global Fund Services is paid a monthly fee based on the net asset value of the Fund. Global Fund Services serves as fund administrator, fund accountant, registrar and transfer agent to the Fund.

For the year ended December 31, 2020, the Fund used U.S. Bank National Association (“U.S. Bank”) as its custodian pursuant to a Custody Agreement between U.S. Bank and the Fund.

Northern Lights Compliance Services, LLC (“NLCS”) provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between NLCS and the Fund.

Two Trustees and certain Officers of the Fund are also Officers of the Adviser or Sub-Adviser. Trustees and Officers, other than the Chief Compliance Officer, affiliated with the Adviser or the Sub-Adviser are not compensated by the Fund for their services.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2020 amounted to $21,469,185 and $10,116,286, respectively.

6.	DERIVATIVE INSTRUMENTS

The Fund may use derivative instruments as part of its investment strategy to achieve its stated investment objective. The Fund’s derivative contracts held at period end are not accounted for as hedging instruments under GAAP. For financial reporting purposes, the Fund does not offset derivative assets and liabilities across derivative types that are subject to a master netting arrangement in the Statement of Assets and Liabilities. There were no derivative instruments held by the Fund on December 31, 2020.

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (continued) December 31, 2020

The following table lists the effect of derivative instruments held by the Fund by primary underlying risk and contract type on the Statement of Operations for the year ended December 31, 2020:

	Realized Gain/(Loss) on Derivatives recognized as a result of Operations	Net Change in Unrealized Appreciation / (Depreciation) on Derivatives recognized as a result of Operations
Primary Underlying Risk:	Swaps	Swaps
Credit Risk	$(1,144,057)	$(81,816)

The Fund’s average monthly notional amount of derivatives during the year ended December 31, 2020 were:

Derivative Type	Average Monthly Notional Amount
Credit Default Swaps Average Amounts – Sell Protection	$1,158,333

7. ADDITIONAL DISCLOSURE OF SBA CONFIRMATION OF ORIGINATOR FEE CERTIFICATES CUSTOM BASKET HOLDINGS

Current Principal Amount	Description	Rate	Maturity	Percentage of Custom Basket	Fair Value
$829,574	SBA Confirmation of Originator Fee Certificate 344019	1.56%	08/15/2044	8.18%	$ 85,590
616,769	SBA Confirmation of Originator Fee Certificate 344020	2.31%	09/15/2044	6.08%	63,635
768,248	SBA Confirmation of Originator Fee Certificate 344021	3.56%	10/15/2044	7.58%	79,263
289,207	SBA Confirmation of Originator Fee Certificate 344022	3.06%	09/15/2044	2.85%	29,839
1,037,681	SBA Confirmation of Originator Fee Certificate 344023	3.31%	09/15/2044	10.24%	107,062
560,337	SBA Confirmation of Originator Fee Certificate 344024	2.31%	09/15/2044	5.53%	57,812
976,050	SBA Confirmation of Originator Fee Certificate 344025	2.31%	10/15/2044	9.63%	100,703
399,332	SBA Confirmation of Originator Fee Certificate 344026	3.56%	11/15/2044	3.94%	41,201
2,451,199	SBA Confirmation of Originator Fee Certificate 344027	2.06%	10/15/2044	24.18%	252,900
2,209,532	SBA Confirmation of Originator Fee Certificate 344028	2.81%	10/15/2044	21.79%	227,966
$10,137,929				100.00%	$ 1,045,971

8. TAX BASIS INFORMATION

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The tax character of distributions paid to shareholders during the years ended December 31, 2019 and December 31, 2020, were as follows:

	2020	2019
Ordinary Income	$1,883,382	$1,294,958
Net Long-Term Capital Gains	—	—
Return of Capital	—	—
Total Distributions Paid	$1,883,382	$1,294,958

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (continued) December 31, 2020

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences do not require reclassification. Temporary and permanent differences have no effect on net assets or net asset value per share. For the year ended December 31, 2020, the Fund made the following permanent book to tax reclassification primarily related to excise tax:

Distributable Earnings	Paid-In Capital
$442,842	$(442,842)

The following information is provided on a tax basis as of December 31, 2020:

Tax cost of investments	$40,654,007
Total tax cost of portfolio	$40,654,007

Gross unrealized appreciation	342,970
Gross unrealized depreciation	(1,444,465)

Net unrealized appreciation / (depreciation)	(1,101,495)

Undistributed ordinary income / (loss)	177,046
Undistributed long-term gain / (loss)	—
Other temporary differences	(1,996,531)
Total accumulated gain / (loss)	$(2,920,980)

The difference between book basis and tax basis unrealized appreciation / (depreciation) on investments is primarily attributable to mark to market on derivatives.

As of December 31, 2020, for federal income tax purposes, there were capital loss carryforwards of $2,061,039. The capital loss carryforwards do not have an expiration date and will retain their character as either short-term or long-term capital losses. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund follows the authoritative guidance on accounting for and disclosure of uncertainty on tax positions, which requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals of litigation process, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Fund did not have any unrecognized tax benefits or unrecognized tax liabilities as of December 31, 2020. The Fund does not expect any change in unrecognized tax benefits or unrecognized tax liabilities within the next year. In the normal course of business, the Fund may be subject to examination by federal, state, local and foreign jurisdictions, where applicable, for the open tax years of 2020, 2019, and 2018.

9. SHAREHOLDER TRANSACTIONS

The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% and no more than 25% of the Fund’s shares outstanding on the Repurchase Request Deadline (as defined below). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (continued) December 31, 2020

During the year ended December 31, 2020, the Fund completed four repurchase offers. In the offers that commenced on February 26, 2020, May 28, 2020, August 28, 2020, and November 27, 2020, the Fund offered to repurchase up to 10% of the number of its outstanding shares as of the applicable Repurchase Pricing Date. The results of these repurchase offers are as follows:

Commencement Date	February 26, 2020	May 28, 2020	August 28, 2020	November 27, 2020
Repurchase Request Deadline	March 18, 2020	June 18, 2020	September 18, 2020	December 18, 2020
Repurchase Pricing Date	March 18, 2020	June 18, 2020	September 18, 2020	December 18, 2020
Amount Repurchased	$1,513,539	$500,426	$3,113,735	$1,220,521
Shares Repurchased	166,506	55,113	333,376	129,019

Class A had 14,808 shares outstanding as of December 31, 2020. Class A did not issue any shares through shareholder subscriptions, issued 818 shares through dividend reinvestments and did not repurchase any shares through shareholder redemptions during the year ended December 31, 2020.

Class M had 3,106,612 shares outstanding as of December 31, 2020. Class M issued 1,174,767 shares through shareholder subscriptions, 55,857 shares through dividend reinvestments and repurchased 684,014 shares through shareholder redemptions during the year ended December 31, 2020.

10. BORROWING

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

As of December 31, 2020, the Fund had the following reverse repurchase agreements outstanding, which were equal to 35.83% of the Fund’s net assets:

Counterparty	Amount Borrowed	Borrowing Rate	Borrowing Date	Maturity Date	Maturity Amount
JP Morgan	$659,000	1.98%	12/03/2020	02/03/2021	$660,052
JP Morgan	453,000	2.23%	12/03/2020	02/03/2021	453,814
JP Morgan	197,000	1.88%	12/18/2020	02/03/2021	197,144
RBC Capital Markets	206,000	1.97%	11/30/2020	02/01/2021	206,361
RBC Capital Markets	485,000	1.97%	11/30/2020	02/01/2021	485,851
RBC Capital Markets	188,000	1.92%	11/30/2020	02/01/2021	188,321
RBC Capital Markets	466,000	2.07%	11/30/2020	02/01/2021	466,859
RBC Capital Markets	559,000	1.52%	12/07/2020	02/08/2021	559,592
JP Morgan	124,000	1.98%	12/03/2020	02/03/2021	124,198
RBC Capital Markets	265,000	2.49%	12/30/2020	02/26/2021	265,037
RBC Capital Markets	362,000	1.89%	12/30/2020	02/26/2021	362,038

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (continued) December 31, 2020

Counterparty	Amount Borrowed	Borrowing Rate	Borrowing Date	Maturity Date	Maturity Amount
RBC Capital Markets	615,000	2.26%	12/02/2020	05/03/2021	616,156
RBC Capital Markets	653,000	1.72%	11/30/2020	02/01/2021	654,001
RBC Capital Markets	906,000	1.72%	11/30/2020	02/01/2021	907,389
JP Morgan	202,000	1.88%	12/03/2020	02/03/2021	202,306
JP Morgan	789,000	1.48%	12/03/2020	02/03/2021	789,942
JP Morgan	351,000	3.23%	12/03/2020	02/03/2021	351,914
JP Morgan	526,000	1.73%	12/03/2020	02/03/2021	526,734
RBC Capital Markets	670,000	1.99%	12/30/2020	02/26/2021	670,074
JP Morgan	788,000	1.88%	12/03/2020	02/03/2021	789,195
JP Morgan	880,000	1.09%	12/23/2020	02/22/2021	880,241
Totals	$10,344,000				$10,357,220

As of December 31, 2020, the fair value of securities held as collateral for reverse repurchase agreements was $15,659,037, as noted on the Schedule of Investments. For the year ended December 31, 2020, the average daily balance and average interest rate in effect for reverse repurchase agreements were $2,730,631 and 3.19%, respectively.

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater than 90 Days	Total
Collateral Loan
Obligation	$—	$—	$9,729,000	$615,000	$10,344,000

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Gross Amounts of Collateral Not Offset on the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Non-Cash Collateral (Pledged) / Receive d	Cash Collateral (Pledged) / Received	Net Amount

Reverse	$10,344,000	$—	$10,344,000	$(10,344,000) (1)	$—	$—
Repurchase
Agreements

(1)	Refer to the Schedule of Investments for the Securities pledged as collateral. The value of these securities is $15,659,037.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Ellington Income Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (continued) December 31, 2020

11. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, National Financial Services held approximately 97% of the voting securities of the Fund.

12. MARKET RISK

An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount invested. Global, national, regional and local reaction to any market events, natural disasters or a pandemic could impact the health of the economy, and the Fund, temporarily or for an extended period. An investment in the Fund’s shares represents an indirect investment in the investments owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Fund is subject to the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. The current novel coronavirus (COVI D-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may negatively impact the performance of the Fund’s investments or decrease the liquidity of those investments. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during prolonged market downturns.

13. SUBSEQUENT EVENTS

Subsequent events after the date of these financial statements have been evaluated through the date the financial statements were issued.

Management has determined that there were no subsequent events to disclose in the financial statements.

Ellington Income Opportunities Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM December 31, 2020

To the Board of Trustees and

the Shareholders of Ellington Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ellington Income Opportunities (the Fund), including the schedule of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended and for the period from November 13, 2018 (commencement of operations) to December 31, 2018, and the related notes to the financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for the two years in the period then ended and for the period from November 13, 2018 (commencement of operations) to December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

 /s/ RSM US LLP

We have served as the auditor of one or more of the Funds in the investment company complex since 2017.

Denver, Colorado

March 1, 2021

Ellington Income Opportunities Fund
ADDITIONAL INFORMATION (Unaudited) December 31, 2020

Form N-PORT

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT is available without charge by visiting the SEC’s Website at www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30 are available to stockholders without charge, upon request by calling the Adviser at (888) 862-3690.

Board of Trustees

The Fund’s prospectus and statement of additional information includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Adviser at (888) 862-3690 or by visiting the SEC’s Website at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Tax Notice

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) for the fiscal year ended December 31, 2020 was 0.83%.

Ellington Income Opportunities Fund
BOARD APPROVAL OF MANAGEMENT AGREEMENT (Unaudited) December 31, 2020

Consideration of Management Agreement between the Adviser and the Fund

At a meeting held on August 25, 2020, the Board, including the Independent Trustees, considered the following material factors during their deliberations in considering whether to renew the Management Agreement between the Adviser and the Fund: (i) the nature, extent and quality of services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the estimated cost of services to be provided and any profits to be realized by the Adviser and its affiliates; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale for the benefit of investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent, and quality of the services provided by the Adviser. The Board reviewed a copy of the Adviser’s current Form ADV and information regarding the Adviser’s organizational structure. They reviewed the backgrounds of the key personnel serving the Fund, and observed that they had substantial asset management and compliance expertise. The Board noted the nature of the Adviser’s services, and discussed the Adviser’s oversight role in detail, noting how the Adviser regularly communicates with the sub-adviser and continually reviews the Fund’s holdings for compliance with investment limitations and guidelines. The Board noted that a registered investment company managed by the Adviser had recently been examined by the SEC, and that the exam resulted in no deficiencies. The Board also considered certain regulatory inquiries regarding an affiliate and the potential effect of the matter on the operations of the Adviser.

Performance. The Board next considered the performance of the Fund, noting that the Fund had underperformed its peer group over the one year period, but outperformed that same group on a since inception basis. They discussed the makeup of the peer group and noted that the peers represented a reasonable comparison. The Board also observed that the Fund underperformed its benchmark over both time periods presented. After discussion and consideration of the Fund’s strategy, the Board concluded that the performance was not unsatisfactory. Fees and Expenses. The Board noted the Fund’s management fee of 1.85%, which was slightly above the average of the peer group, but either equal to or below most of the peer group members. The Trustees also noted that the Adviser agreed to limit expenses and noted that the expense ratio was lower than any of the peer group members. They determined the advisory fees are acceptable light of the Adviser’s expertise and quality of services received.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the Adviser’s advisory services provided to the Fund. They noted that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time, and they agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continued to grow.

Profitability. The Board also considered net profits to the Adviser from its relationship with the Fund. The Board discussed information provided by the Adviser indicating that the Adviser had not, over the past year, realized a profit from its relationship with the Fund under the Management Agreement. The Board concluded that the profit the Adviser had made was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure was reasonable and that approval of the Management Agreement is in the best interests of the Trust and the future shareholders of the Fund The Board noted in its consideration of the Management Agreement that the Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all the matters considered.

Consideration of Subadvisory Agreement between the Adviser and the Sub-Adviser

At a meeting held on August 25, 2020, the Board, including the Independent Trustees, considered the following material factors during their deliberations in considering whether to renew the Subadvisory Agreement between the Adviser and the Sub-Adviser: (i) the nature, extent and quality of services provided by the Sub-Adviser; (ii) the investment performance of the Fund and the Sub-Adviser; and (iii) the estimated cost of services to be provided.

Ellington Income Opportunities Fund
BOARD APPROVAL OF MANAGEMENT AGREEMENT (Unaudited)(continued) December 31, 2020

Nature, Extent and Quality of Services. The Board considered the nature, extent, and quality of the services provided by the Sub-Adviser. The Board reviewed the responses provided in the Sub-Adviser 15(c) Questionnaire, which included a discussion of the services provided by the Sub-Adviser. They reviewed a discussion of the services provided to the Fund by the Sub-Adviser, noting the Sub-Adviser’s investment selection process. They discussed the backgrounds of the personnel providing services to the Fund and observed their significant asset management, operational and compliance experience. They reviewed the key risks associated with the Fund’s strategy and discussed how the Sub-Adviser manages those risks. They discussed the Sub-Adviser’s robust counterparty selection process and how the Sub-Adviser allocates investment opportunities among clients. They noted that the Sub-Adviser had recently been examined by the SEC and discussed the results of that examination.

Performance. The Board recalled that the Fund had underperformed its peer group over the one year period, but outperformed that same group on a since inception basis. They discussed the makeup of the peer group and noted that the peers represented a reasonable comparison. The Board also observed that the Fund underperformed its benchmark over both time periods presented. After discussion and consideration of the Fund’s strategy, the Board concluded that the performance was not unsatisfactory.

Fees and Expenses. The Board next considered the sub-advisory fee of 60% of the net management fee. They noted that the Sub-Adviser had agreed with the Adviser to receive a portion of the overall management fee. After discussion, and considering that the Sub-Adviser was paid by the Adviser, rather than the Fund, the Board concluded that the sub-advisory fee was not unreasonable. Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the services provided to the Fund. The Board determined that economies of scale was a Fund level issue and should be considered with respect to the Fund’s overall advisory agreement and advisory fee.

Profitability. The Board also considered net profits to the Sub-Adviser from its relationship with the Fund. The Board discussed information provided by the Sub-Adviser indicating that the Sub-Adviser had not, over the past year, realized a profit from its relationship with the Fund under the Sub-Advisory Agreement. The Board concluded that the profit the Sub-Adviser had made was not excessive.

Conclusion. Having requested and received such information from the Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Subadvisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure was reasonable and that approval of the Subadvisory Agreement is in the best interests of the Trust and the future shareholders of the Fund.

The Board noted in its consideration of the Subadvisory Agreement that the Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all the matters considered.

Ellington Income Opportunities Fund
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) December 31, 2020

Set forth below is information with respect to each of the Trustees and executive officers of the Fund, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is c/o Princeton Fund Advisors, LLC, 8000 Norman Center Drive, Suite 630, Minneapolis, MN, 55437. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Fund at 1-855-862-6092.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent
Trustees
Jeffrey P. Greiner (1958)	Trustee and Chairman of the Audit Committee	Since 2018	Co-Founder and Managing Partner, Northern Pacific Group (2012-Present).	2	YMCA of the Greater Twin Cities (2000-Present); Boy Scouts of America (2013-Present); Princeton Private Investments Access Fund (2014-Present); Delaget (2014-Present); Outsell (2015-Present); Okabena Oakleaf Trust (2010 to Present); United Way of the Greater Twin Cities (2009-2015) ; The Cathedral Church of St. Mark Foundation (2009-2019).

Richard P. Imperiale (1960)	Trustee	Since 2018	Chairman & Chief Investment Officer, Uniplan Investment Counsel, Inc. (1984-Present)	1	Retail Properties of America (RPAI- NYSE) (2011-Present); Reven Housing (REVN-NYSE) (2011-Present).

G. Mike Mikan (1971)	Trustee	Since 2018	Vice Chairman and President of Bright Health, Inc. (2019- Present); Chairman and Chief Executive Officer of Shot- Rock Capital, LLC, a private investment capital group (2015-2018).	2	AutoNation (2013-Present); Princeton Private Investments Access Fund (2015- Present); Breck School (2009-Present); Shot-Rock Capital, LLC and its affiliates (2015-2018).

John L. Sabre (1957)	Trustee and President	Since 2018	Chairman and CEO, Mount Yale Capital Group, LLC (2003-Present); Chairman and CEO Princeton Fund Advisors, LLC (2011-Present)	2	Princeton Private Investments Access Fund (2014- Present).

Laurence E. Penn (1962)	Trustee	Since 2018	Vice Chairman, Ellington Management Group, LLC and its affiliates (1995-Present); Chairman, IMO 2021 Inc.	1	Ellington Financial LLC (NYSE: EFC) (2007-Present); Ellington Residential Mortgage REIT Inc. (NYSE: EARN) (2012- Present).

(1)	The term of office for each Trustee listed above will continue indefinitely.
(2)	The “Fund Complex” consists of the Fund and Princeton Private Investments Access Fund PPIAF. PPIAF does not offer its shares to the public.

Ellington Income Opportunities Fund
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)(continued) December 31, 2020

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupations During Past Five Years

Christopher E. Moran (1979)	Treasurer	Since 2018	Chief Financial Officer, Mount Yale Capital Group, LLC (2007- Present).

Hayden Anderson (1994)	Secretary	Since 2020	Investment Analyst, Mount Yale Capital Group, LLC (2017- Present); Analyst, Frauenshuh, Inc. (a commercial real estate firm) (June 2016 – August 2016).
Emile R. Molineaux (1962)	Chief Compliance Officer	Since 2018	Senior Compliance Officer of Northern Lights Compliance Services, LLC (2011-Present) and named CCO for seven different NLCS clients.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. G. Mike Mikan is qualified as an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/20	FYE 12/31/19
Audit Fees	$31,500	$26,250
Audit-Related Fees	-	-
Tax Fees	$5,250	$5,250
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by RSM US, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	100%	100%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past fiscal year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$5,250	$5,250
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

E L L I N G T O N   M A N A G E M E N T   G R O U P
Compliance Manual
Proxy Voting and Corporate Actions

19.	PROXY VOTING AND CORPORATE ACTIONS

The firm’s policy with respect to voting equity proxies or exercising discretion with respect to fixed income corporate actions is outlined below.  In all cases, in circumstances in which we are exercising discretion on behalf of a Client, that discretion is to be exercised in accordance with our good faith assessment of the best interests of the Client in light of the proposed vote or action.

19.1.	Equity proxies

As a general rule, Ellington votes equity proxies for Clients with respect to which the Firm has determined that the benefit of voting such proxies exceeds the cost of voting them.  Factors considered in making this determination can include: i) the strategy of the Client, ii) the amount of equities traded, iii) the holding periods for equities positions, iv) whether equities positions are typically long or short, and v) any other relevant factors.

19.1.1.	Equities Clients

Ellington’s policy is to generally presume that voting proxies is a net benefit to Clients who take long equity positions as a material part of their strategy.

19.1.1.1.	Use of third party proxy service

With respect to equities accounts for which Ellington has determined that the benefit of voting proxies outweighs the cost of voting those proxies, the Firm expects to employ a third party proxy voting service.  Proxies will be voted by the service in accordance with their then-current guidelines.  Though, as discussed below, the Firm may elect not to vote proxies for quantitative equities clients in cases in which the cost of such voting outweighs its benefits, a proxy service may nevertheless be engaged for clients pursuing such strategies in cases in which the terms of the relevant governing documents or agreements require voting of proxies.

19.1.1.1.1.	Deviation from proxy service guidelines

For Clients for whom proxies are voted, the recommendation of the proxy service may be overridden on a case-by-case basis, provided the portfolio manager for the relevant Client has made a determination that it is in the best interests of the Client to vote contrary to the recommendations of the service.  All such votes must be pre-approved by the CCO or his designee.

E L L I N G T O N   M A N A G E M E N T   G R O U P
Compliance Manual
Proxy Voting and Corporate Actions

19.1.1.2.	Quantitative equities Clients

Notwithstanding the presumption in favor of voting proxies for equities funds, the Firm may determine, on a case-by-case basis, that the benefit of voting proxies for a particular strategy or Client is outweighed by the costs.  For example, quantitative equities strategies with relatively high turnover and which may take short positions in the same equities in which they have taken long positions within the previous 30 to 60 days, may derive little benefit from the voting of proxies.  Determinations not to vote proxies for such accounts will be made by the Compliance Committee upon the recommendation of the relevant portfolio manager, and such determinations will be periodically re-assessed by the Committee.  In determining whether to vote proxies for such Clients, the Committee will also consider the disclosure made or to be made to the Client or its investors.

19.1.2.	Non-equities Clients

Ellington has made a determination that, with the present exception of equities Clients as discussed above, the holdings of equity securities in accounts managed by Ellington are either non-existent, incidental, or immaterial relative to the overall size and strategies of such Clients, and that the cost of voting proxies for such Clients currently exceeds the expected benefit to those Ellington Clients.  Accordingly, Ellington will not under ordinary circumstances vote proxies relating to equity securities held in such Client accounts.

19.1.3.	Discretion to vote equity proxies in accounts not using a proxy service

Notwithstanding a general determination not to vote equity proxies for a particular Client, where the relevant portfolio manager believes that voting a particular proxy is in the interests of a Client, the portfolio manager has the discretion to vote such proxy, provided that it is voted in the best interest of the relevant Client and the vote receives the prior approval of the CCO.

19.1.4.	Mitigation of Conflicts of Interest

As discussed above, firm policy it either (i) to make use of a proxy service and require CCO approval of votes deviating from the recommendation of the proxy service, or (ii) to vote without use of proxy service, provided the vote receives prior approval of the CCO.  In both cases, the CCO’s review and approval is intended to assist with identification of potential conflicts of interest that may arise in connection with the vote, and to permit the CCO, in consultation with others as appropriate, to recommend additional conflict mitigating measures where appropriate, including, for example, seeking review or approval by a client, fund board, or advisory committee.

E L L I N G T O N   M A N A G E M E N T   G R O U P
Compliance Manual
Proxy Voting and Corporate Actions

19.2.	Corporate Actions

From time to time the firm receives requests from trustees or issuers for votes or other instructions or actions (together, “Corporate Actions”) with respect to fixed income securities held by our Clients.

Corporate Actions should be forwarded to Legal and Compliance on a timely basis for review.

19.2.1.	Review by Legal and Compliance

An attorney in Legal and Compliance will review Corporate Actions, including review of any documents to be executed in connection with the Action and consultation with the relevant Portfolio Manager or trading personnel concerning their assessment of the proposed action and any recommendation they have with respect to it.

In addition, the CCO will conduct a “conflicts check” to assess whether multiple clients may have conflicting financial interests in a proposed Action through short positions or investment in multiple levels of an issuer’s capital structure.

19.2.2.	Review by Vice Chairman

After review, Legal and Compliance will forward to Laurence Penn a recommendation with respect to a proposed Corporate Action.  Approved recommendations should be forwarded to the appropriate operations personnel to ensure timely response.

Corporate Actions which are solely ministerial or administrative in nature and have no anticipated substantive economic effects on the issuer or its security-holders may be reviewed solely by Legal and Compliance and need not be submitted to the Vice Chairman for prior review.

19.2.3.	Corporate Actions and ERISA Clients

Corporate Actions in which the interests of any Ellington Client deemed an ERISA benefit plan or “look-through” benefit plan conflict with those of another Ellington Client may, depending upon the facts and circumstances, be reviewed by an outside or “third-party fiduciary” who is engaged to act on behalf of one or more Ellington Clients.  The CCO will refer potential conflicts involving ERISA Clients to the Compliance Committee for prior review.  The Committee will make a recommendation to the Executive Committee with respect to whether a third-party fiduciary should be engaged in such circumstances.

E L L I N G T O N   M A N A G E M E N T   G R O U P
Compliance Manual
Proxy Voting and Corporate Actions

19.3.	Version History:

Updated:	October 23, 2018; October 10, 2012; October 19, 2011; June 22, 2010; November 24, 2009; June 2, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides biographical information about the portfolio management of the Ellington Income Opportunities Fund as of December 31, 2020:

Michael Vranos

Mr. Vranos founded Ellington in December of 1994. Until December 1994, Mr. Vranos was the Senior Managing Director of Kidder Peabody in charge of RMBS trading. Mr. Vranos began his Wall Street career in 1983, after graduating magna cum laude, Phi Beta Kappa with a Bachelor of Arts in Mathematics from Harvard University.

Mark Tecotzky

Mr. Tecotzky is a Managing Director and head manager for all MBS/ABS credit. Prior to joining Ellington, Mr. Tecotzky was the senior trader in the mortgage department at Credit Suisse Prior to joining Credit Suisse, Mr. Tecotzky worked at Kidder Peabody as a Managing Director where he traded agency and credit sensitive pass-throughs and structured CMOs. Mr. Tecotzky holds a B.S. from Yale University, and received a National Science Foundation fellowship to study at MIT.

Portfolio Manager Compensation
The portfolio managers receive an annual base salary from Ellington and, as partners in Ellington, also receive a share of the firm’s profits.

The following table provides information about portfolios and accounts, other than the Ellington Income Opportunity Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of December 31, 2020:

Name of Investment Committee Member	Type of Accounts	Total Number of Accounts Managed	Total Assets ($MM)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($MM)
Michael Vranos	Various	33	$11,300	19	$6,200
Mark Tecotzky	Various	28	$9,900	19	$6,200

Conflicts of Interest

In addition to the sub-advisory services provided to the Fund, Ellington and its affiliates (together, the “Ellington Group”) provide investment management services to private, pooled investment vehicles, public companies, and institutional managed accounts (together “Clients” or “Client Accounts”). Ellington, other members of the Ellington Group, and Ellington’s employees and other related persons have interests in certain of these Client Accounts. In some cases, the Ellington Group may have invested in or hold shares of a Client Account, or may own most or all of an Account. In some cases, members of the Ellington Group may receive performance-based fees from a Client Account though Ellington does not receive such fees from the Fund. For all these reasons, Ellington may have differing interests with respect to different Client Accounts, including the Fund, or with respect to individual transactions or investments made by or contemplated for those Accounts. Conflicts of interest among Client Accounts, for example when they compete for limited investment opportunities, may be more pronounced because of differing direct or indirect interests of Ellington or its affiliates with respect to those Accounts.

Set forth below is a summary of some of the circumstances in which such conflicts of interest may and do arise:

Allocation of Investment Opportunities and Order Aggregation
Ellington exercises reasonable, good faith judgment when determining which investment opportunities are appropriate for each Client Account. Investment opportunities are generally allocated on the basis of capital available for such opportunities and other relevant factors particular to an Account, including, but not limited to, the strategy pursued for the Account and applicable investment restrictions, tax considerations, Employee Retirement Income Security Act and other regulatory considerations, risk parameters, a Client’s pre-existing position, and the appropriate overall composition of each Client Account. Ellington may at times allocate opportunities on a preferential basis to Client Accounts that are in a “start-up” or “ramp-up” phase or to rebalance Accounts following the addition of capital to or withdrawal of capital from one or more Client Accounts.

Because Ellington allocates investment opportunities among multiple Client Accounts, conflicts may arise when certain Client Accounts seek to sell investments when other Client Accounts hold similar or the same investments. For example, Client Accounts in liquidation or wind-down, or Client Accounts with differing liquidity or redemption terms, may seek to sell commonly held investments before other Client Accounts. Sale by such Client Accounts of the same or similar investments, depending upon the volume of sales and the nature of the market, may affect the market value of investments that continue to be held by other Client Accounts, including the Fund.

Transactions executed for Client Accounts may be effected independently or on an aggregated basis. Aggregation of Client orders can achieve better execution or result in more favorable commission rates. Such aggregation of orders, however, may not always be to the benefit of every Client Account with regard to the price or quantity executed for each individual transaction. Ellington’s policy is to allocate executions of aggregated Client orders on a fair and equitable basis among participating Clients.

Receipt of Material Non-public Information
The Ellington Group may come into possession of material non-public information or other confidential information as a result of its business activities. Ellington has adopted policies with respect to insider trading and receipt of confidential information which include restrictions on trading for personal and Client Accounts in circumstances in which the firm has received material, confidential information. As a consequence, the possession of such information may limit the ability of Ellington’s Client Accounts to buy or sell a security or otherwise to participate in an investment opportunity.

Differing Advice
Client Accounts may buy or sell securities of an issuer that are also bought or sold by the Ellington Group, other Client Accounts of the Ellington Group, or by Ellington employees for their own accounts. In this regard, Ellington may give advice and recommend securities, derivatives, and other financial instruments to a Client Account which may be identical to or may differ from advice given to or instruments recommended or bought or sold for or by other Accounts, affiliates, or employees, even though their investment objectives may be the same or similar.

Cross or Principal Transactions
Ellington, an Ellington Client Account, or a member or principal account of the Ellington Group may buy securities from or sell securities to a Client Account where consistent with the best interests of participating Clients, applicable law (including the 1940 Act) and the governing, advisory, and other documents related to the participating Clients.

Differing Interests in an Issuer
Client Accounts may, from time to time, make an investment in an issuer in a different level of whose capital structure the Ellington Group or one or more other Client Accounts has invested. Such circumstances may result in a conflict among or with such Client Accounts to the extent that a Client Account holds securities with rights, preferences, or privileges with respect to an issuer that are different than those held by other Client Accounts or the Ellington Group. In such instances, Ellington, in its sole discretion when acting in the best interests of each Client, may make recommendations and decisions regarding such rights or privileges for other entities that may be the same as or different from those made by or on behalf a Client Account and may take actions (or elect to take no action) in the context of these other economic interests or relationships the consequences of which may be adverse to the interests of a particular Client Account.

Other Activities and Affiliations
Ellington and the Ellington Group are not restricted from forming additional funds or vehicles, from entering into other investment advisory relationships, or from engaging in other business, academic, public policy, or charitable activities, even though such activities may be in competition with a Client Account or its interests or may involve substantial time and resources of Ellington’s principals or employees. Although Ellington and its principals and employees will devote as much of their time to the activities of Client Accounts as they deem necessary and appropriate, these other activities could be viewed as creating a conflict of interest in that the time and effort of Ellington and its related persons will be allocated among various Client Accounts and business activities.

Other Relationships with Brokers and Counterparties
The Ellington Group may have other interests in or business arrangements with brokers and dealers used to execute transactions for Client Accounts, including the Fund.

Certain brokers or other counterparties for Ellington’s Client Accounts may offer capital introduction services. Capital introduction is a service designed to introduce fund managers to potential investors, typically through individual meetings or in a conference format. Although capital introduction is customarily offered as a free service, various conflicts of interest are presented by such arrangements. Ellington may, for example, have an incentive to use the services of a specific broker due to the broker’s ability to raise capital for management by Ellington or another member of the Ellington Group.

The Ellington Group may have other business arrangements with brokers and dealers used to execute transactions for Clients. For example, brokerage firms and their affiliates and representatives may also be Ellington Clients or invest in pooled investment vehicles managed by the Ellington Group. Brokerage firms may also provide financing, underwriting, placement or other services to the Ellington Group or other Client Accounts.

In addition, brokerage firms and their employees may offer gifts to Ellington’s employees, and may invite employees to entertainment and social events. Acceptance of such gifts and entertainment is subject to policies set forth in Ellington’s Code of Ethics. Ellington policy prohibits consideration of factors such as receipt of gifts and entertainment when selecting brokers and counterparties to execute transactions for Client Accounts.

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee in the Fund as of December 31, 2020:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Michael Vranos	None
Mark Tecotzky	None

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year ended December 31, 2020 reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Ellington Income Opportunities Fund

By (Signature and Title)   /s/ John L. Sabre
                                         John L. Sabre, President

Date    March 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ John L. Sabre
                                         John L. Sabre, President

Date   March 11, 2021

By (Signature and Title)   /s/ Christopher E. Moran
                                          Christopher E. Moran, Treasurer

Date   March 11, 2021